EXHIBIT 32.2


                             CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.1350, as adopted), Steven Gidumal, Chief Financial Officer of Golden Gate Homes, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2010, to which this Certification is attached as Exhibit 32.2 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or
Section  15(d)  of  the  Securities  Exchange  Act  of  1934,  and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned has set his hands hereto as of December 15, 2010.

                    /s/  Steven  Gidumal
                    ---------------
                    Steven  Gidumal
                    Chairman  of  the  Board  of  Directors
                       and  Chief  Financial  Officer
                    (Principal  Financial  and  Accounting  Officer)